UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 14, 2021

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UPD HOLDING CORP.

(Exact Name of Company as Specified in Charter)

Nevada	001-10320	81-4397205
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

75 Pringle Way, 8th Floor, Suite 804 Reno, Nevada	89502
(Address of Principal Executive Offices)	(Zip Code)

775-829-7999

(Company’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Number of each exchange on which registered
Common	UPDC	Pink Sheet

UDC Holding Corp. is referred to herein as “we”, “our” or “us’ or the “Company”.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements, other than statements of historical fact, contained in this prospectus constitute forward-looking statements. In some cases you can identify forward-looking statements by terms such as “may,” “intend,” “might,” “will,” “should,” “could,” “would,” “expect,” “believe,” “estimate,” “anticipate,” “predict,” “project,” “potential,” or the negative of these terms and similar expressions intended to identify forward-looking statements.

Forward-looking statements are based on assumptions and estimates and are subject to risks and uncertainties. We have identified below in this Current Report on Form 8-K some of the factors that may cause actual results to differ materially from those expressed or assumed in any of our forward-looking statements. There may be other factors not so identified. You should not place undue reliance on our forward-looking statements. As you read this Current Report on Form 8-K, you should understand that these statements are not guarantees of performance or results.

Further, any forward-looking statement speaks only as of the date on which it is made and, except as required by law, we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of anticipated or unanticipated events or circumstances. New factors may emerge that may cause our business not to develop as expected. We cannot predict such future events or circumstances. Factors that may cause actual results to differ materially from those expressed or implied by these forward-looking statements include the following:

These forward-looking statements include, among other things, statements relating to:

•	Our anticipated cash needs and estimates regarding our capital expenditures, as well as its capital requirements and need for additional financing;

•	Our ability to identify and retain personnel;

•	Our ability to maintain current strategic relationships and develop relationships with new strategic partners;

•	Our competitive position and its expectations regarding competition from other brewing companies; and

•	Anticipated trends and challenges in our core business and the markets in which we operate.

Item 1.01	Entry Into Material Definitive Agreement

On January 14, 2021, our wholly owned subsidiary, United Product Development Corporation (the “Subsidiary”), a Nevada corporation, entered into a commercial lease (the “Lease”) with Athens Commons, LLC, a Kentucky Limited Liability Company, for the lease of a 88,740 square foot building at 5532 Athens Boonsboro Road, Lexington, Kentucky. The Lease is for a 5-year term with options to renew for 2 additional 5-year terms. The effective beginning date of the Lease term is January 14, 2021. The Lease provides for minimum monthly rent of $50,000 for the first lease year and a 3% rental increase for each succeeding lease year. $30,000 per month of the monthly rent is abated during the period that the Subsidiary completes improvements or is waiting on government and municipal permits and licenses. The Subsidiary, as the tenant, is required to obtain an all-risk insurance policy covering the premises as well as a public liability insurance policy of not less than $1,000,000. The Subsidiary intends to develop the building for the purpose of operating a substance abuse detoxification facility.

ITEM 7.01. Regulation FD Disclosure

We will distribute a press release regarding the Lease and our plans associated with the Lease.

The information in this Current Report on Form 8-K with respect to Item 7.01 (including the Press Release attached as Exhibit 99.1 hereto) is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act. This current report on Form 8-K will not be deemed an admission as to the materiality of any information contained herein (including the Press Release attached as Exhibit 99.1 hereto).

Item 9.01	Financial Statements and Exhibits

The exhibits listed below are filed or furnished herewith.

Exhibit Number	Description

10.1*	Commercial Lease, dated as of January 14, 2021
99.1†	Press Release dated January 20, 2021

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*	Filed herewith.
†	Furnished herewith.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UPD HOLDING CORP.

Dated: January 20, 2021	By:/s/ Mark W. Conte	Mark W. Conte
President and Chief Executive Officer (Principal Executive Officer)